Pursuant to Rule 497(e)
Registration No. 033-10436

Supplement Dated March 12, 2015, to the Prospectuses for the Class A, Class B and
Advantage California Tax Exempt Liquidity Fund Shares of the
California Daily Tax Free Income Fund, Inc. dated April 30, 2014

 Liquidation of the California Daily Tax Free Income Fund, Inc. (the “Fund”)

The Board of Directors (the “Board”) of the Fund has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the Fund.

Effective March 16, 2015, the Fund will CEASE SALES OF SHARES TO NEW INVESTORS.  The Fund will permit current investors to continue purchasing new shares.  However, also effective as of March 16, 2015, existing investors will no longer be able to order new checkbooks.  The Fund’s check writing feature will be discontinued as of the close of business on May 1, 2015.  Beginning on June 1, 2015, the Fund will no longer accept or process checks written against its shares.  Any checks written against Fund shares will be returned and fees may be incurred as a result.  The Fund recommends that any shareholders with check writing privileges cease writing checks against Fund shares by May 1, 2015 to allow adequate time for all outstanding drafts to clear prior to the Fund’s termination of the check writing privilege.

The determinations of the Board that it is advisable to liquidate, dissolve and terminate the legal existence of the Fund is subject to approval by the Fund’s shareholders.  The liquidation of the Fund is subject to approval by shareholders of the Fund. Shareholders of record of the Fund on the record date will be mailed additional information about the proposed liquidation in a proxy statement.  A special meeting of shareholders is expected to be held on or about July 9, 2015. The Fund is expected to be closed and liquidated on or about July 10, 2015 (the “Liquidation Date”).  The Board has directed the Fund’s investment adviser to manage the Fund conservatively in anticipation of liquidation and with  the goal of returning $1.00 per share to each investor in the Fund.  Accordingly, the Fund’s yield and performance may be reduced prior to liquidation.  Nevertheless, there can be no assurance that the Fund’s value on liquidation will be $1.00 per share.

Reich & Tang Asset Management, LLC (“RTAM”), the Fund’s investment adviser, has agreed to waive fees to the extent required to maintain a minimum yield of 0.005% for the Fund until the liquidation.  RTAM will pay all of the costs related to the liquidation.  Natixis Global Asset Management, L.P., RTAM’s parent company, and RTAM will maintain at least a $10 million investment in the Fund until all non-affiliated shareholders have received their liquidation proceeds.

Automatic investment plans and automatic withdrawal plans will cease after June 1, 2015.

At any time prior to the Liquidation Date, investors may redeem shares of the Fund.  If you still hold shares of the Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.  The sale or liquidation of your shares will generally be a taxable event.  You should consult your personal tax advisor concerning your particular tax situation.

Effective immediately, the second paragraph on page 20 of the Prospectus in the Shareholder Information section is deleted and replaced with the following:

“The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder’s or his Participating Organization’s account after a withdrawal is less than $25,000. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Fund may impose a monthly service charge of $10 on such accounts, which does not require prior written notice. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption.  A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.”

1411 Broadway, 28th Floor
New York, NY 10018-3450
(800) 433-1918
Please retain this Supplement for future reference.